UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
IN RE. TOWER AUTOMOTIVE, INC., ET. AL.

DEBTOR(S)
TOWER AUTOMOTIVE, INC., ET.AL. (1)

CASE NO. 05-10578 (ALG)
(JOINTLY ADMINISTERED)
CHAPTER 11

ELEVENTH MONTHLY OPERATING STATEMENT FOR
THE MONTH ENDED DECEMBER 31, 2005

DEBTORS ADDRESS:
27175 HAGGERTY ROAD
NOVI, MICHIGAN 48377

MONTHLY DISBURSEMENTS: $129,593,185

DEBTORS’ ATTORNEY:
JAMES H.M. SPRAYREGEN, P.C. (JS-7757)
MATHEW A. CANTOR (MC-7727)
KIRKLAND & ELLIS LLP
CITIGROUP CENTER
153 EAST 53RD STREET
NEW YORK, NEW YORK 10022-4675
TELEPHONE: (212) 446-4800
FACSIMILE: (212) 446-4900

-AND-

ANUP SATHY (AS-4915)
KIRKLAND & ELLIS LLP
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601
TELEPHONE: (312) 861-2000
FACSIMILE: (312) 861-2200

MONTHLY NET INCOME (LOSS): $(30,563,000)

REPORT PREPARER:
CHRISTOPHER T. HATTO
CORPORATE CONTROLLER
TOWER AUTOMOTIVE, INC.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge, subject to the qualifications contained herein regarding incomplete year-end management reviews.

DATE: FEBRUARY 14, 2006	S/ JAMES A.MALLAK JAMES A. MALLAK, CHIEF FINANCIAL OFFICER

(1)     The Debtors in these jointly administered proceedings are: Tower Automotive, Inc.; Algoods, USA, Inc.; R.J. Tower Corporation; Tower Automotive Bardstown, Inc.; Tower Automotive Bowling Green, LLC; Tower Automotive Chicago, LLC; Tower Automotive Finance, Inc.; Tower Automotive Granite City, LLC; Tower Automotive Granite City Services, LLC; Tower Automotive International, Inc.; Tower Automotive International Holdings, Inc.; Tower Automotive International Yorozu Holdings, Inc.; Tower Automotive Lansing, LLC; Tower Automotive Madison, LLC; Tower Automotive Michigan, LLC; Tower Automotive Milwaukee, LLC; Tower Automotive Plymouth, Inc.; Tower Automotive Products Company, Inc.; Tower Automotive Receivables Company, Inc.; Tower Automotive Services and Technology, LLC; Tower Automotive Technology, Inc.; Tower Automotive Technology Products, Inc.; Tower Automotive Tool, LLC; Tower Services, Inc.; and Trylon Corporation.

TOWER AUTOMOTIVE, INC.
INDEX TO MONTHLY OPERATING REPORT

Description	Page(s)
Notes	1-	3
Consolidated Debtors in Possession Statement of Operations for the month ended December 31, 2005	4
Consolidated Debtors in Possession Balance Sheet as of November 30, 2005 and December 31, 2005	5
Consolidated Debtors in Possession Statement of Cash Flows (indirect method) for the month
ended December 31, 2005	6
Consolidated Debtors in Possession Liabilities Subject to Compromise as of December 31, 2005	7
Consolidated Debtors in Possession certification regarding payroll, sales, use and property
taxes for the month ended December 31, 2005	8
Detail of Payroll Taxes Withheld and Paid	8-	12
Statement regarding insurance policies	12
Debtors in Possession disbursements for the month ended December 31, 2005	13

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

NOTES TO MONTHLY OPERATING REPORT

General
The unaudited financial statements and supplemental information contained herein, represents the consolidated financial information for the debtors only and does not include Tower Automotive, Inc.‘s non-debtor subsidiaries. The Debtors are:

Tower Automotive, Inc. (the Company)
Algoods, USA, inc.
RJ Tower Corporation
Tower Automotive Bardstown, Inc.
Tower Automotive Bowling Green, LLC
Tower Automotive Chicago, LLC
Tower Automotive Finance, Inc.
Tower Automotive Granite City, LLC
Tower Automotive Granite City Services, LLC
Tower Automotive International, Inc.
Tower Automotive International Holdings, Inc.
Tower Automotive International Yorozu Holdings, Inc.
Tower Automotive Lansing, LLC	Tower Automotive Madison, LLC
Tower Automotive Michigan, LLC
Tower Automotive Milwaukee, LLC
Tower Automotive Plymouth, Inc.
Tower Automotive Products Company, Inc.
Tower Automotive Receivables Company, Inc.
Tower Automotive Services and Technology, LLC
Tower Automotive, s.r.o.
Tower Automotive Technology, Inc.
Tower Automotive Technology Products, Inc.
Tower Automotive Tool, LLC
Tower Services, Inc.
Trylon Corporation d/b/a Tower Automotive

The information furnished in this report includes primarily normal recurring adjustments. The information provided is subject to our normal year-end management review process, which has not been fully completed as of the filing of this report. Such review may result in adjustments to the information furnished in this report. Such adjustments may be material. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the requirements of Accounting Principles Board Opinion No. 28 – “Interim Financial Reporting” and should be read in conjunction with the financial statements and notes thereto included in the Company’s annual Report on Form 10-K for the year ended December 31, 2004.

The results of operations reflected in this report are not necessarily indicative of the results of operations of Tower Automotive, Inc. and all of its subsidiaries on a consolidated basis, as the consolidated financial statements include both debtors and non-debtors. Please refer to Tower Automotive, Inc.‘s Forms 8-K, 10-K and 10-Q as filed with the United States Securities and Exchange Commission for further information.

Chapter 11 Reorganization Proceedings
On February 2, 2005, Tower Automotive, Inc. and its United States subsidiaries (“Debtors”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court Southern District of New York (“the “Court”). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed.

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the petition date or to enforce pre-petition date contractual obligations are automatically stayed. Absent approval from the Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Court. However, the Debtors have requested that the Court approve certain pre-petition liabilities, such as payments for the retention of certain legal and financial professionals, employee wages and benefits and

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 1-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)
certain other pre-petition obligations. Since the filing, all orders sufficient to enable the Debtors to conduct normal business activities, including approval of the Debtors’ DIP financing have been entered by the Court. While the Debtors are subject to Chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Court.

The provisions in Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (“SOP 90-7”) apply to the Debtors’ financial statements while the Debtors operate under the provisions of Chapter 11. SOP 90-7 does not change the application of generally accepted accounting principles in the preparation of financial statements. However, SOP 90-7 does require that the financial statements for periods including and subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Petition Date Financial Information
The financial information filed as of the petition date is subject to change. Tower Automotive may, at a future date, amend its schedules for updated financial information.

Intercompany Transactions
Intercompany transactions between the Debtors have been eliminated in this financial information. Intercompany transactions with the Company’s non-debtor subsidiaries have not been eliminated in these financial statements and are reflected as intercompany receivables and payables.

Income Taxes
Tower Automotive accounts for income taxes on a consolidated basis. Accordingly, income tax expense/benefit and income tax assets and liabilities in the accompanying statements of operations and balance sheets, respectively, do not necessarily reflect the entities current income tax position for the periods presented.

DIP Financing
In February 2005, the Court approved a Revolving Credit, Term Loan and Guaranty Agreement (“DIP Agreement”) with a national banking institution as agent for the lenders (“Lenders”) and each of the Lenders.

The DIP Agreement provides for a $725 million commitment of debtor-in-possession financing comprised of a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300 million and a term loan in the aggregate principal amount of $425 million. The proceeds of the term loan have been used to refinance the Debtors’ obligation amounting to $425 million under the Credit Agreement. The proceeds of the revolving credit loans shall be used to fund the working capital requirements of the Debtors during the Chapter 11 proceedings. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien shall have first priority with respect to a significant portion of the Debtors’ assets) and by a super-priority administrative expense claim in each of the bankruptcy cases.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 2-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)
Advances under the DIP Agreement will bear interest at a fixed rate per annum equal to (x) the greatest (as of the date the advance is made) of the prime rate, the Base CD Rate (as defined in the DIP Agreement) plus 1%, or the Federal Funds Effective Rate (as defined in the DIP Agreement) plus 0.5%, plus (y) 1.75%, in the case of a loan under the revolving facility, or 2.25% in the case of the term loan. Alternatively, the Debtors may request that advances be made at a variable rate equal to (x) the Adjusted LIBO Rate (as defined in the DIP Agreement), for a one-month, three-month, six-month, or nine-month period, at the election of Debtors, plus (y) 2.75%, in the case of a loan under the revolving facility, or 3.25% in the case of the term loan. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders as described in the DIP Agreement.

The DIP Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants.

The Debtors’ obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 7 of the Bankruptcy Code.

The DIP Agreement matures on February 7, 2007; however, the Debtors are obligated to repay all borrowings made pursuant to the DIP Agreement upon substantial consummation of a plan of reorganization of the Debtors that is confirmed pursuant to an order of the Bankruptcy Court.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 3-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

CONSOLIDATED DEBTORS IN POSSESSION
STATEMENTS OF OPERATIONS
(Amounts in thousands of U.S. Dollars — unaudited)

December 1, 2005 to December 31, 2005

Revenues	$ 119,156
Cost of sales	125,984

Gross profit
(6,828)
Selling, general and administrative expenses	2,065
Restructuring and asset impairment charges,
net	18,970

Operating income (loss)
(27,863)
Interest expense	5,840
Interest income	(1,858)
Chapter 11 and related reorganization items	3,303

Income (loss) before provision for income
taxes, equity in earnings of joint ventures,
and minority interest	(35,148)
Provision (benefit) for income taxes	(4,592)

Income (loss) before equity in earnings of
joint ventures	(30,556)
Equity in earnings of joint ventures, net of
tax	(7)

Net income/(loss)	$(30,563)

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 4-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands of U.S. dollars — unaudited)

	November 30, 2005	December 31, 2005

Current Assets:
Cash and cash equivalents	$ 4,314	$ 858
Accounts receivable	207,460	177,632
Inventories	70,912	60,855
Prepaid tooling and other	55,095	67,031

Total current assets
	337,781	306,376
Property, plant and equipment, net	562,041	542,354
Investment in and advances to (from) affiliate	726,495	733,007
Other assets, net	63,272	60,720

Total assets	$ 1,689,589	$ 1,642,457

Current Liabilities Not Subject to Compromise:
Current maturities of long-term debt and capital lease
obligations	$ 14,257	$ 14,257
Accounts payable	126,021	130,288
Accrued liabilities	149,303	155,797

Total current liabilities	289,581	300,342
Liabilities subject to compromise:	1,133,052	1,137,685
Non-Current Liabilities Not Subject to Compromise:
Long-term debt, net of current maturities	43,770	84,754
Debtor-in-possession borrowings, net of current
maturities	581,985	531,000
Other noncurrent liabilities	163,079	130,424

Total liabilities	2,211,467	2,184,205

Stockholders' Deficit:	(521,878)	(541,748)

Total liabilities and stockholders' deficit:	$ 1,689,589	$ 1,642,457

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 5-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands of U.S. Dollars — unaudited)

December 1, 2005 to December 31, 2005

OPERATING ACTIVITIES:
Net loss	$(30,563)
Adjustments required to reconcile net loss to net cash
provided by (used in) operating activities:
Chapter 11 and related reorganization items, net	1,466
Restructuring and asset impairment, net	17,569
Depreciation	8,317
Equity in earnings of joint ventures, net	7
Change in working capital and other operating items	13,656

Net cash provided by (used in) operating activities
10,452

INVESTING ACTIVITIES:
Capital expenditures	(3,908)

Net cash used for investing activities	(3,908)

FINANCING ACTIVITIES:
Proceeds from non-Debtor in possession borrowings	-
Repayments of non-Debtor in possession borrowings	-
Borrowings from DIP credit facility	78,000
Repayments of borrowings from DIP credit facility	(88,000)

Net cash provided by (used in) financing activities
(10,000)

Net change in cash and cash equivalents:	$(3,456)

Cash and Cash Equivalents, beginning of period	$ 4,314
Cash and Cash Equivalents, end of period	$ 858

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 6-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

CONSOLIDATED DEBTORS IN POSSESSION
LIABILITIES SUBJECT TO COMPROMISE
(Amounts in thousands of U.S. Dollars — unaudited)

December 31, 2005

Liabilities subject to compromise:
Debt:
5.75% Convertible senior debentures	$ 124,999
Due to Tower Automotive Capital Trust	258,750
9.25% Senior Euro notes	177,600
12% Senior notes	258,000

Total debt	819,349
Pre-petition accounts payable and accruals	195,285
Accrued interest on debt subject to compromise	21,343
Executory Contracts	85,345
Intercompany payable balances to non-Debtor subsidiaries	16,363

Total	$1,137,685

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 7-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

TAX PAYMENT CERTIFICATION
Tower Automotive’s US subsidiaries and Debtors have paid post petition tax payments as due. Tax bills which straddle the bankruptcy filing date have been split and accrued separately as pre petition and post petition amounts. The post petition amounts have been paid. Sales and payroll taxes for both pre petition and post petition periods have been paid in accordance with the Debtors’ first day motions.

Any exceptions to this certification (amounts under dispute, ongoing audits for post petition periods etc.) are listed below.

|X|	We are currently under audit by several states for sales and use tax. Such audits may result in additional amounts due to various state agencies for sales and use tax. However, it is not possible to predict the outcome of such audits at the date of this report.

|X|	The State of Kentucky has notified us regarding failure to file certain sales and use tax returns as due. As a result of this notification from the State of Kentucky, we have undergone a review of all of our location’s filing of sales and use tax returns. As a result of this review, we have determined that certain other locations are not filing sales and use tax returns. We intend to file these returns as soon as practicable. We believe that some of these returns will be filed with no amounts due.

Payroll Taxes withheld and paid
All payroll taxes have been paid when due. Amounts shown as not paid (differences) are not due as of the date of this information or reflect payments of taxes withheld in previous periods, which became due in the current period. We periodically withhold and remit payroll taxes in various other state and local jurisdictions which are not listed in this schedule as no amounts were withheld or due during the period.

Federal Income Tax Withholding
Taxes	$ 3,065,538.30
Social Security - employee
Taxes	$ 1,430,541.16
Social Security - employer
Taxes	$ 1,430,529.11
Medicare - employee
Taxes	$ 363,336.95
Medicare - employer
Taxes	$ 363,334.44
Total taxes withheld	$ 6,653,279.96
Paid	$ 6,989,585.99
Difference	$ (336,306.03)
FUTA
Taxes	$ 3,181.46
Paid	$ 8,544.66
Difference	$ (5,363.20)
Illinois Unemployment Insurance
Taxes	$ 15,823.04
Paid	$ -
Difference	$ 15,823.04

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 8-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

Payroll taxes withheld and paid (continued)
Illinois Withholding
Taxes	$ 102,261.79
Paid	$ 102,127.32
Difference	$ 134.47

Indiana Unemployment Insurance
Taxes	$ 28.41
Paid	$ 447.12
Difference	$ (418.71)

Indiana Withholding(also local withholdings)
Taxes	$ 65,559.05
Paid	$ 65,559.05
Difference	$ -

Kentucky Unemployment Insurance
Taxes	$ 3,077.30
Paid	$ 5,700.94
Difference	$ (2,623.64)

Kentucky Withholding
Taxes	$ 15,407.96
Paid	$ 16,501.95
Difference	$ (1,093.99)

Kentucky, Bardstown
Taxes	$ 8,552.94
Paid	$ 8,623.70
Difference	$ (70.76)

Kentucky, Nelson County
Taxes	$ 557.83
Paid	$ 557.83
Difference	$ -

Kentucky, KREDA
Taxes	$ 77,264.42
Paid	$ -
Difference	$ 77,264.42

Maryland Withholding
Taxes	$ -
Paid	$ 102.40
Difference	$ (102.40)

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 9-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

Payroll taxes withheld and paid (continued)
Michigan Unemployment Insurance
Taxes	$ 6,653.11
Paid	$ 30,584.13
Difference	$(23,931.02)

Michigan Withholding
Taxes	$ 420,218.31
Paid	$ 444,852.06
Difference	$(24,633.75)

Michigan, Detroit
Taxes	$ 8,137.08
Paid	$ 8,137.08
Difference	$ -

Michigan, Grand Rapids
Taxes	$ 1,489.72
Paid	$ 1,838.38
Difference	$ (348.66)

Michigan, Pontiac
Taxes	$ 62.58
Paid	$ 62.58
Difference	$ -

Michigan, Port Huron
Taxes	$ 80.20
Paid	$ 238.16
Difference	$ (157.96)

Missouri Withholding
Taxes	$ 25.00
Paid	$ 25.00
Difference	$ -

Mississippi Unemployment Insurance
Taxes	$ 35.54
Paid	$ 275.18
Difference	$ (239.64)

Mississippi Withholding
Taxes	$ 24,732.00
Paid	$ 24,960.00
Difference	$ (228.00)

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 10-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

Payroll taxes withheld and paid (continued)
Ohio School Districts
Taxes	$ 9,530.41
Paid	$ 9,611.93
Difference	$ (81.52)

Ohio Unemployment Insurance
Taxes	$ 2,827.28
Paid	$ 5,924.51
Difference	$(3,097.23)

Ohio Withholding
Taxes	$ 79,065.06
Paid	$ 86,271.10
Difference	$(7,206.04)

Ohio, Bellevue
Taxes	$ 8,291.65
Paid	$ 23,530.45
Difference	$(15,238.8	0)

Ohio, Bluffton
Taxes	$ 11,244.27
Paid	$ 30,427.15
Difference	$(19,182.8	8)

Ohio, Toledo
Taxes	$ 73.88
Paid	$ 73.88
Difference	$ -

Ohio, Carey
Taxes	$ 60.31
Paid	$ 168.98
Difference	$ (108.67)

Ohio, Tiffin
Taxes	$ 110.93
Paid	$ 110.93
Difference	$ -

Ohio, Fostoria
Taxes	$ 34.14
Paid	$ 34.14
Difference	$ -

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 11-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

Payroll taxes withheld and paid (continued)
Ohio, Upper Sandusky
Taxes	$ 5,149.43
Paid	$ 14,136.73
Difference	$(8,987.30)

Ohio, Hicksville
Taxes	$ 194.66
Paid	$ 545.97
Difference	$ (351.31)

Tennessee Unemployment Insurance
Taxes	$ 1,950.10
Paid	$ 9,509.62
Difference	$(7,559.52)

Wisconsin Unemployment Insurance
Taxes	$ 90.42
Paid	$ -
Difference	$ 90.42

Wisconsin Withholding
Taxes	$ 58,143.13
Paid	$ 58,143.13
Difference	$ -

STATEMENT REGARDING INSURANCE POLICES
All insurance policies for the Debtors have been fully paid or financed by methods acceptable under the DIP Agreement for the period covered by this report, including workers’ compensation and disability insurance. The Debtors entered into a builder’s risk policy on December 23, 2005 covering construction values for a new facility the Debtors intend to build.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 12-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, DECEMBER 2005

DISBURSEMENTS FOR THE MONTH ENDED DECEMBER 31, 2005

Legal Entity	Monthly Disbursements
Tower Automotive, Inc.	$ 0
Algoods, USA, Inc.	$ 0
RJ Tower Corporation	$ 6,826,919
Tower Automotive Bardstown, Inc.	$ 8,434,974
Tower Automotive Bowling Green, LLC	$ 6,116
Tower Automotive Chicago, LLC	$ 7,119,050
Tower Automotive Finance, Inc.	$ 0
Tower Automotive Granite City, LLC	$ 4,651,979
Tower Automotive Granite City Services, LLC	$ 1,966,224
Tower Automotive International, Inc.	$ 0
Tower Automotive International Holdings, Inc.	$ 0
Tower Automotive International Yorozu Holdings, Inc.	$ 0
Tower Automotive Lansing, LLC	$ 19,499,583
Tower Automotive Madison, LLC	$ 0
Tower Automotive Michigan, LLC	$ 1,520,127
Tower Automotive Milwaukee, LLC	$ 5,325,078
Tower Automotive Plymouth, Inc.	$ 4,854,107
Tower Automotive Products Company, Inc.	$ 29,994,150
Tower Automotive Receivables Company, Inc.	$ 0
Tower Automotive Services and Technology, LLC	$ 0
Tower Automotive, s.r.o	$ 0
Tower Automotive Technology, Inc.	$ 21,312,124
Tower Automotive Technology Products, Inc	$ 0
Tower Automotive Tool, LLC	$ 12,169,783
Tower Services, Inc.	$ 1,214,751
Trylon Corporation d/b/a/ Tower Automotive	$ 4,698,220

Total Disbursements	$129,593,185

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

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